Exhibit 10.10

THIS FIFTH AMENDMENT AGREEMENT is made on August 21, 2026 (“Fifth Amendment Effective Date”).
BETWEEN:
(1)SV Management Switzerland AG, a company organised under the laws of Switzerland (“SV”); and
(2)US SIIE, LLC, a Delaware limited liability company, whose registered office is at [***] (“Buyer”),
(each a “Party” and together the “Parties”).
RECITALS
(A)The Parties entered into that certain Offtake Agreement dated as of 20 April 2026, as amended by (i) Amendment Agreement made on May 20, 2026, (ii) Second Amendment Agreement made on June 10, 2026, (iii) Amendment, Consent and Waiver dated June 29, 2026, and (iv) Fourth Amendment Agreement made on August 14, 2026 (as amended, the “Offtake Agreement”).
(B)Schedule 4 to the Offtake Agreement defines financial support to be provided by DoW to Buyer to support the Buyer in meeting its obligations under the Offtake Agreement.
(C)The Parties desire to enter into this Fifth Amendment Agreement to amend the requirements of the DoW Financial Support and to remedy a drafting error from the original preparation of the Offtake Agreement.
THE PARTIES AGREE AS FOLLOWS:
1.DEFINITIONS
1.1Definitions
Terms defined in the Offtake Agreement have the same meaning when used in this Fifth Amendment Agreement (including the recitals) unless otherwise expressly defined herein.
2.AMENDMENT
With effect from the Fifth Amendment Effective Date, the Offtake Agreement shall be amended as follows:
2.1Clause 13.5(a) is amended by inserting the following text at the end of the provision:
“The Parties acknowledge and agree that the Floor Price Excess (if any) for each Delivery Month shall be shared between Seller and Buyer on a seventy percent (70%) to Seller (the “Seller Floor Price Excess Share”) and thirty percent (30%) to Buyer basis. The Seller Floor Price Excess shall be invoiced and settled in accordance with Clause 14.2.”
2.2In Clause 14.2(a)(i)(A)(III), the capitalized term Floor Price Excess is deleted and replaced with the capitalized term Seller Floor Price Excess Share.
2.3Clause 14.2(b)(i)(A)(II) is deleted and replaced with the following text:
2.4“the Seller Floor Price Excess Share in respect of the Products delivered during the Delivery Month, determined using the Floor Price Excess Index Price for such Delivery Month (calculated in accordance with Clause 13.5(b) and applied to the oxide-equivalent quantities of each Payable Element in each Shipment delivered during the Delivery Month, weighted by the volume of each such Shipment and multiplied by the then Recovery Yield),”
2.5Schedule 4 is amended as set forth in Annex A attached hereto, with text that is in ~~red and strikethrough~~ format being considered deleted and text that is blue and underlined being considered added.
2.6Save as amended by this Fifth Amendment Agreement, the provisions of the Offtake Agreement shall continue in full force and effect.

3.ACKNOWLEDGEMENT
3.1Buyer acknowledges and agrees that Clauses 2.2(a) and 2.2(c) have been satisfied and that the right of Buyer to terminate the Offtake Agreement in accordance with Clause 2.4 has lapsed and is no longer exercisable by the Buyer.
4.TRANSACTION EXPENSES
4.1Each Party shall bear the costs and expenses it incurred in connection with the negotiation, preparation and execution of this Fifth Amendment Agreement.
5.MISCELLANEOUS
5.1Incorporation of terms
5.2The provisions of Clauses 32 (Governing Law and Dispute Resolution), 33 (Notices), 34.1 (Entire Agreement), 34.2 (Execution), 34.3 (No Joint Venture, Partnership), 34.6 (Severance), 34.9 (Exclusive Remedies) and 34.10 (No Third Party Beneficiaries) of the Offtake Agreement shall be incorporated into this Fifth Amendment Agreement as if set out in full in this Fifth Amendment Agreement and as if references in those clauses to the Offtake Agreement are references to this Fifth Amendment Agreement.

IN WITNESS WHEREOF, this Fifth Amendment Agreement has been duly executed and delivered by a duly authorised representative of each Party as of the Fifth Amendment Effective Date.

SV MANAGEMENT SWITZERLAND AG	) ) )
/s/ Thras Moraitis
Signature
Name: Thras Moraitis
Title: Director

US SIIE, LLC	) )
)
/s/ [***]
Signature
Name: [***]
Title: Director

Signature Page to the Fifth Amendment Agreement

Annex A

Schedule 4 - 1